Filed pursuant to Rule 497(a)

Registration No. 333-275970

Rule 482ad

Trinity Capital Inc. Prices Offering of $100.0 Million of 7.875% Notes due 2029

PHOENIX, July 16, 2024 – Trinity Capital Inc. (“Trinity”) (NASDAQ: TRIN, TRINL, TRINZ), an internally managed business development company, today announced that it has priced an underwritten public offering of $100.0 million in aggregate principal amount of 7.875% notes due 2029 (the “Notes”). The Notes will mature on September 30, 2029, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 30, 2026. In connection with the offering, Trinity has granted the underwriters a 30-day option to purchase additional Notes in an amount up to $15.0 million to cover overallotments, if any. The Notes are being issued at 100% of the principal amount per Note.

The offering is subject to customary closing conditions and is expected to close on July 19, 2024. Trinity intends to list the Notes on the Nasdaq Global Select Market within 30 days of the issue date of the Notes under the symbol “TRINI.”

Trinity intends to use the net proceeds from this offering to pay down a portion of its existing indebtedness outstanding under its KeyBank Credit Facility and, depending on the remaining amount of net proceeds after such use, to redeem a portion of its outstanding 7.00% Notes due 2025.

Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley, RBC Capital Markets, and UBS Investment Bank are acting as the joint book-running managers for this offering. B. Riley Securities, Oppenheimer & Co., Compass Point and Ladenburg Thalmann are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Trinity before investing. The preliminary prospectus supplement dated July 16, 2024 and the accompanying prospectus dated February 7, 2024, each of which has been filed with the Securities and Exchange Commission (“SEC”), contain a description of these matters and other important information about Trinity and should be read carefully before investing.

The issuer has filed a shelf registration statement (including a base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the base prospectus in that registration statement, the preliminary prospectus supplement and the documents incorporated by reference therein, which the issuer has filed with the SEC, for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement if you request it from Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, NY 10019, Attn: Equity Syndicate, by telephone at 1-800-966-1559; Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036, toll free at 1-866-718-1649; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York, 10281 by telephone at 1-866-375-6829; or UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019, Attn: Fixed Income Syndicate, toll-free at 1-888-827-7275.

The information in this preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute an offer to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Trinity Capital Inc.

Trinity (NASDAQ: TRIN, TRINL, TRINZ), an internally managed specialty lending company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, is a leading provider of debt, including loans and equipment financing, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Trinity’s investment objective is to generate current income and, to a lesser extent, capital appreciation through investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Trinity believes it is one of only a select group of specialty lenders that has the depth of knowledge, experience, and track record in lending to growth stage companies.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. Trinity undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Ben Malcolmson
Director of Investor Relations
Trinity Capital Inc.
ir@trincapinvestment.com